                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2004



                      COMPASS MINERALS INTERNATIONAL, INC.
                  (formerly known as Salt Holdings Corporation)
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-31921                  36-3972986
(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation or organization)      Number)            Identification Number)



                               8300 College Blvd.
                           Overland Park, Kansas 66210
          (Address of principal executive offices, including zip code)


                                 (913) 344-9200
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

Institutional Shareholder Services ("ISS") asked Compass Minerals International to provide ISS with the following additional information about tax fees that Compass reported in its proxy statement for its 2004 Annual Meeting of Shareholders.

Fees Paid to Auditors
---------------------
The following table sets forth supplemental information concerning fees paid to PricewaterhouseCoopers LLP in the fiscal year ended December 31, 2003 for services rendered to Compass Minerals International, Inc. (in millions):

          Audit fees                                      $ 0.6
          Audit-related fees                                0.1
          Tax fees - preparation and compliance             0.3
                                                          -----

          Total audit, audit-related, and tax
             preparation and compliance fees                1.0

          Other non-audit fees:
          Tax fees, other (1)                               0.7
          All other fees                                     --
                                                          -----

          Total other non-audit fees                        0.7

                                                          -----
          Total fees                                      $ 1.7
                                                          =====

(1) Tax fees-other relates to research and advice on tax planning matters primarily related to foreign operations.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         COMPASS MINERALS INTERNATIONAL, INC.


Date:  July 23, 2004                     /s/ Bill J. Zornes
                                         -----------------------------------
                                         Bill J. Zornes
                                         Corporate Secretary